                                                                            10.7
                                 LEASE AGREEMENT

THIS LEASE, dated this 18th day of December 1998, by and between LEWIS RENTAL PROPERTIES, 3600 N.W. Boca Raton Boulevard, Boca Raton, Florida 33431 (hereinafter referred to as the "LANDLORD") and:
BUSINESS:   IMX CORPORATION
MAILING     2295 Corporate Blvd. #131
ADDRESS:    Boca Raton, FL 33431
PHONE       #: 561-998-5660\FAX 998-5654 CONTACT: Bill Forster/Adele
(hereinafter referred to as the "TENANT"):

                                   WITNESSETH:

That the LANDLORD hereby demises and leases unto the TENANT, and the TENANT hereby hires and takes from the LANDLORD for the term and upon the rentals hereinafter specified described as follows :

            LOCATED AT 2920 NW Boca Raton Blvd., Bay #8-9
            CITY OF BOCA RATON, FLORIDA  33431
            APPROXIMATELY 3000 SQUARE FEET

The TENANT has examined said property prior to and as a condition precedent to his acceptance and the execution hereof and is satisfied with the physical condition thereof, and the TENANT'S taking possession thereof shall be conclusive evidence of the TENANT'S receipt thereof in good order and repair, except as otherwise specified herein. The term of this lease is as follows:

            BEGINNING 1ST DAY OF JANUARY, 1999 **Pro-rate 15th**
            ENDING 31ST DAY OF DECEMBER, 1999

The following advance deposit shall be held as security to ensure that the TENANT will live up to the term of this LEASE AGREEMENT and return the said property to the LANDLORD in good condition. Deposit will be held until such time as said property is returned to the LANDLORD in as good condition as received by TENANT, loss by fire or other casualty and ordinary wear and tear excepted. If property is not returned in good condition or any outstanding charges remain, repairs and charges will be deducted from deposit. LANDLORD reserves the right to increase the deposit at anytime during the term of this lease if the TENANT becomes consistently late in the payment of rent.

            SECURITY DEPOSIT $200.00 DOLLARS

The TENANT shall pay to the LANDLORD at the office of the LANDLORD, 3600 NW Boca Raton Blvd., Boca Raton, Florida 33431, as rent plus sales tax the following amount for the said term. The TENANT does further agree to pay the first and last month rent plus sales tax upon the execution of this lease agreement. The

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TENANT also agrees to pay the additional rent and automatic increases as hereinafter provided. RENT $5.85 PER SQUARE FOOT PER YEAR.

MONTHLY RENT PAYMENTS        $1462.25    LAST MONTH RENT              $1462.25
ADDITIONAL MTHLY RENT          525.25    ADD'L LAST MONTHS RENT         525.25
(see section#4)                          (see section#4)
SALES TAX                      119.25    SALES TAX                      119.25
                             --------                                 --------
TOTAL MONTHLY RENT           $2106.75    TOTAL LAST MONTHS RENT       $2106.75

Receipt of these monies is acknowledged by LANDLORD'S execution of this lease. The above letting is upon the following additional terms and conditions:

1. PEACEFUL POSSESSION. The LANDLORD covenants that the TENANT, on paying the said rental and performing the covenants and conditions in this lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

2. PURPOSE. The TENANT covenants and agrees to use the demised premises as OFFICE/MANUFACTURING/STORAGE and agrees not to use or permit to be used for any other purpose without the prior written consent of the LANDLORD endorsed hereon.

3. PAYMENT OF RENT. TENANT covenants without any previous demand therefore to pay the LANDLORD, or its agent, the basic or fixed rent herein reserved and all other sums and additional payments to be made by TENANT hereunder, at the time and in the manner in this LEASE provided, all of which rent, sums and payments are to be paid in legal and lawful money of the United States of America, which shall be legal tender in payments of all debts and dues at the time of payment, without deduction, diminution abatement or rebate of whatsoever kind, nature and description, except as in this LEASE otherwise provided. All rents are due in full on the first day of each month. TENANT agrees to pay a late payment charge of five percent (5%) per month of the amount of rent and a $5.00 per day charge in default if rent is not paid by the fifth (5) day of each month. The TENANT'S covenant to pay the LANDLORD all rent and other sums when due, without previous demand, is not subject to or subordinate to any causes of action, offsets or any claims whatsoever by TENANT of third parties against LANDLORD.

4. ADDITIONAL RENT. TENANT shall pay as additional rent the following:

      a. 6.67% of all real property taxes and any similar tax imposed on said property on as estimated basis, levied against the building and the land on which it is situated including the parking areas. Said amount shall be paid monthly in advance and shall be adjusted upon computation of the actual amount due.


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      b. 6.67% of all common area maintenance, electricity, water, sewer and trash removal charges including all public and parking areas. Maintenance includes landscaping and the monthly maintenance of such. Individual tenant repairs and maintenance of their space is not included. Said amount shall be paid monthly in advance and shall be adjusted upon computation of actual amount due.

      c. 6.67% of Multi-Peril insurance levied against the building and the land upon which it is situated, including the parking areas. Said amount shall be paid monthly in advance and shall be adjusted upon computation of the actual amount due.

      d. Sales tax on the rental payments set forth herein.

5. SERVICES AND UTILITIES. All utilities and services furnished to the demised premises solely for the benefit of the TENANT shall be provided and paid for by the TENANT. The LANDLORD shall not be liable for any interruption or delay in any of those services for any reason.

6. DEFAULT. If TENANT shall not pay the rent or other sums herein reserved at the time and in the manner stated, shall abandon the demised premises, or shall fail to keep and preform any othercondition, stipulation or agreement herein contained on the part of the TENANT to be kept and performed, or if TENANT shall suffer to be filed against TENANT an involuntary petition in bankruptcy or shall be adjudged a voluntary or involuntary bankrupt, or shall make an assignment for the benefit of creditors, or should there be appointed a Receiver to take charge of the premises either in the state courts or in the federal courts, then in any of such events, LANDLORD may, at LANDLORD'S option, terminate and end this Lease and re-enter upon the property, without liability therefore, whereupon the term hereby granted and all right, title and interest under it shall end and TENANT shall become a TENANT at sufferance; or else LANDLORD may, at LANDLORD'S option, elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, and may proceed to collect the same by distress or otherwise and thereupon said term shall terminate at the option of the LANDLORD, or else the said LANDLORD may take possession of the premises and relet the same for the account of TENANT. The exercise of any of the options herein contained shall not be deemed the exclusive remedy of the LANDLORD, such remedies to be cumulative and cumulative to any remedies provided by law or in equity. The expression "entire rent for the balance of the term" as used herein shall mean all of the rent prescribed to be paid by TENANT unto LANDLORD for the full term of this Lease, less however any payments that shall have been made on account of TENANT pursuant to the terms of this Lease. For the purpose of reletting, the LANDLORD shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The TENANT shall be liable to the LANDLORD for the cost of such repairs or alteration, and all expenses of such reletting. The TENANT shall not be entitled to any surplus accruing as a result of reletting. The LANDLORD is hereby granted a lien, in addition to any statutory lien, on all personal property of the TENANT in or upon the demised premises, to secure payment of the rent performance of the covenants and conditions of this Lease. The LANDLORD shall have the right, as agent of the TENANT, to take possession of any furniture, fixtures or other personal property of the TENANT, found in or about the premises, and sell the same at public or private sale to apply the proceeds thereof to the payment of any monies becoming due under this Lease, the TENANT hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The proceeds of any such sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Lease, with the balance, if any, to be paid to TENANT.

7. SUB-LETTING AND ASSIGNMENT. The TENANT shall not assign or sublet the demised premises nor any portion thereof without the prior written consent of the LANDLORD nor upon terms unacceptable to the LANDLORD.

8. CONDITION OF PREMISES, REPAIRS, ALTERATIONS AND IMPROVEMENTS, SANITATION, INFLAMMABLE MATERIALS. The TENANT has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the LANDLORD or its agents as to the present of future condition of the said premises. The TENANT shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep this in repair and good appearance. The TENANT shall quit and surrender their premises at the end of the demised term in as good condition as the reasonable use thereof will permit. Such decorations, redecoration, painting, or renovation shall be subject to the approval of the LANDLORD. All erections, additions, and improvements, whether temporary or permanent in character which may be made upon the premises either by the LANDLORD or the TENANT except business signs, furniture, or movable trade fixtures installed at the expense of the TENANT, shall be the property of the LANDLORD and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without compensation to the TENANT. All such alterations, additions, or improvements are to be done in accordance with the city of BOCA RATON Building Code. The TENANT further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free of trash, inflammable material and other objectionable matter.

9. MECHANIC'S LIENS. The TENANT shall not create any lien or other encumbrance upon any interest of the LANDLORD or any ground or underlying lessor in any portion of the demised premises. If, because of any act or omission (or alleged act or omission) of


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the TENANT, any mechanic's or other lien, charge or order for the payment of money or other encumbrance shall be filed against the LANDLORD, and/or any ground or underlying lessor, and/or any mortgagee, and/or any portion of the demised premises (whether or not such lien, charge, order or encumbrance is valid or enforceable as such), the TENANT shall, at its own cost and expense, cause the same to be discharged of record or bonded within ten (10) days after notice to the TENANT of the filing thereof; and the TENANT shall indemnify and save harmless the LANDLORD, all ground and underlying lessor(s), and all mortgagees against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable counsel fees and appellate counsel fees resulting therefrom. In the event the TENANT fails to comply with the foregoing provisions of this paragraph, the LANDLORD shall have the option of discharging or bonding any such lien, charge, order or encumbrance by payment or otherwise, and the TENANT agrees to reimburse the LANDLORD for all costs, expenses and other sums of money in connection therewith (as Additional Rent) with interest at the rate of eighteen percent (18%) per annum promptly upon demand. Pursuant to Florida law representation of this clause shall be stated in the memorandum of lease.

10. LIABILITY OF LANDLORD. The LANDLORD shall not be responsible for the loss of or damage to property, or injury to persons, occurring in and about the demised premises, by reason of any existing or future condition, defect, matter in and about said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The TENANT hereby agrees to indemnify LANDLORD against and hold harmless from any and all damages, liability, cost and expense, including attorney fees and disbursements, arising out of any injury or damage to persons or property at the premises or as a result, in all or in part, of any action or failure to take action by TENANT, its servants, agents, employees, guests, licensees and contractors. In case LANDLORD shall be made a party to any litigation commences by or against TENANT, TENANT shall protect and hold LANDLORD harmless and pay all costs and expenses and reasonable attorney's fees at the trial and appellate levels.

11. RIGHT TO INSPECT AND EXHIBIT. The LANDLORD, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions, or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the LANDLORD to make any such repairs, additions or alterations), or to exhibit the same to prospective tenants or purchasers. For three (3) months prior to the expiration of the demised term, the LANDLORD, or its agents, may place the usual "To Let" signs thereon, and may exhibit a For Sale" sign at any time.

12. DAMAGE BY FIRE, EXPLOSION, THE ELEMENTS OR OTHERWISE. In the event of the destruction of the demised premises of the building containing the said premises by fire, explosion, the elements, or otherwise during the term hereby created or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety (90) days from the happening of such injury, then and in such case the term hereby created shall, at the option of the LANDLORD, cease and become null and void from the date of such damage or destruction, and the TENANT shall immediately surrender said premises and all the TENANT'S interest therein to the LANDLORD and shall pay rent only to the time of such surrender, in which event the LANDLORD may re-enter and repossess the premises thus discharged from this Lease and may remove all parties therefrom. Should the demised premises be render untenantable and unfit for occupancy, but yet be repairable within ninety (90) days from the happening of said injury, the LANDLORD may enter and repair the same with reasonable speed and the rent shall not accrue said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to rendered untenantable and unfit for occupancy, then the LANDLORD agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The TENANT shall immediately notify the LANDLORD in case of fire or other damage to the premises.

13. OBSERVATION OF LAWS, ORDINANCES, RULES, AND REGULATIONS. The TENANT agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County, and Municipal authorities applicable to the business to be conducted by the TENANT in the demised premises. The TENANT agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the TENANT'S occupancy of the premises, or from any act or omission on the part of the TENANT, the TENANT agrees to pay the said increase premiums on the improvements or contents thereof as additional rent.

14. OTHER PROHIBITED CONDUCT. The TENANT shall not at any time without first obtaining the written consent of the LANDLORD:

      a. Change, whether by alteration, replacement, rebuilding, or otherwise, the exterior color or architectural treatment of


                                       6
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the leased property or of the building in which the same is located, or any part thereof.

      b. Use the plumbing facilities for any purposes other than that for which they were constructed, or dispose of any garbage or other foreign substance therein whether through the utilization of so-called disposal or similar units, or otherwise.

      c. Subject any fixtures, furnishings, or equipment in or on the leased property which are affixed to the realty to any mortgages, liens, conditional sales agreements, security interest, or encumbrances.

      d. Perform any act or carry on any practice which may damage, mar, or deface the leased property or the building in which such property is located.

      e. Install, operate, or maintain in the leased property any electrical equipment which will overload the electrical system therein, or any part thereof, beyond its reasonable capacity for proper and safe operation as determined by the LANDLORD.

      f. Suffer, allow or permit any offensive or obnoxious vibration, noise, odor, or other undesirable effect to emanate from the leased property, or any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise unreasonably interfere with the safety, comfort, or conveniences of the LANDLORD or any of the other occupants of the building in which the leased property is located or their customers, agents or invitees or any others lawfully in or upon such building.

      g. Allow the accumulation of any debris or trash abnormal in character or volume, in the sole discretion of the LANDLORD. Any and all trash placed at the exterior of the leased property by the TENANT or persons employed by the TENANT, shall be placed only in authorized dumpsters provided by the LANDLORD and scheduled for regularly assigned pickup. If any trash or material are found outside of the dumpsters or in trash enclosure, TENANT will be charged a minimum. of $50.00 for the removal of such trash. All trash must be placed in proper dumpsters only. The following items are not permitted in dumpsters:

            1. Trash from outside of Buildings dumped by tenant, employees or Sub-Contractors of TENANT
            2.    55 Gallon drums
            3.    Lumber and Aluminum Studs over 4 ft. long
            4.    Cabinets
            5.    Cement or Any Product of
            6.    Drywall
            7.    Pallets and Skids
            8.    Refrigerators
            9.    Hot Water Heaters


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            10.   Plumbing Fixtures
            11.   Any type of Furniture

Upon notice by the LANDLORD to the TENANT that any of the aforesaid is occurring, the TENANT shall, within five (5) days thereafter, remove or control the same and, if any such condition is not so remedied, then the LANDLORD may, at its discretion, either: (1) cure such condition and add any cost and expense incurred by the LANDLORD therefore to the next installment of the rental due under this Lease and the TENANT shall then pay such amount, as additional rent hereunder; or (2) treat such failure on the part of the TENANT to remedy such condition as a material default of this Lease on the part of the TENANT hereunder.

15. SIGNS. Except as hereinafter provided, the TENANT shall not without the LANDLORD'S prior written consent, place or erect any signs or advertising to be used, including awnings, of any nature on any part of the leased property, or the sidewalk adjoining the leased property, or on any part of the LANDLORD'S property adjacent to the leased property. If such consent is granted, the TENANT at its sole expense, shall carry such workmen's compensation and general liability insurance as the LANDLORD may require. Upon termination of this Lease by whatever reason, TENANT shall remove all signs and make any necessary repairs to the demised premises necessitated by such removal.

16. OTHER ALTERATIONS, ADDITIONS AND IMPROVEMENTS. TENANT shall not create any openings in the roof or exterior walls, nor make any alterations, additions or improvements to the leased premises without the prior written consent of the LANDLORD. Consent for nonstructural alterations, additions, or improvements shall not be unreasonably withheld by LANDLORD. TENANT shall have the right at all times to erect or install shelves, bins, machinery, and trade equipment, provided that TENANT complies with all applicable laws, ordinances and governmental regulations. TENANT shall have the right to remove at the termination of this Lease all such nonstructural items so installed, provided that TENANT is not in default; however, TENANT shall, prior to the termination of this Lease, repair at its own expense, any damage caused by such removal.

17. SUBORDINATION. This Lease and all rights of TENANT hereunder are, and shall be, subject to and subordinate to the liens of any mortgages, deeds of trust (including blanket mortgages or deeds of trust covering the demised premises and/or other property) or any other security interest which has been or which hereafter may be placed upon the demised premises, or any advances made on such liens or security interest, and to any ground lease or leases of all or a substantial part of the property of which the demised premises are a part, and to any renewals, modifications, consolidations, replacements and extensions thereof.


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The provisions of the foregoing paragraph shall be self-operative, but TENANTS covenants and agrees that it shall, on demand at any time or times, execute, acknowledge and deliver to LANDLORD any and all instruments in order to subordinate this Lease and TENANT'S rights hereunder as aforesaid.

If TENANT shall fail or neglect to execute, acknowledge and deliver any such instrument, LANDLORD, in addition to any other remedies, may as agent or attorney-in-fact of TENANT, execute, acknowledge and deliver same on behalf of TENANT, and TENANT hereby irrevocably nominates, constitutes and appoints LANDLORD as TENANT'S proper and legal attorney-in-fact for such purpose.

TENANT agrees that any time and from time to time, upon not less than twenty
(20) days prior notice by LANDLORD, to execute acknowledge and deliver to LANDLORD a statement in writing certifying that this Lease unmodified and in full force and effect (or if there have been modifications) and dates to which the rent and other charges have been paid in advance, if any, and stating whether or not LANDLORD is in default in performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by the LANDLORD and any party to whom such certificate may be delivered by LANDLORD.

18. RULES AND REGULATIONS. The rules and regulations regarding the demised premises affixed to this Lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the LANDLORD shall be observed by the TENANT and by the TENANT'S employees, agents and customers. The LANDLORD reserves the right to rescind any presently existing rules applicable to the demised premises and to make such other further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the TENANT, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the TENANT of the demised premises.

19. NON-WAIVER OF BREACH OR FAILURE OF CONDITION. No waiver by the LANDLORD of any breach of covenant or failure of condition by the TENANT shall constitute or be constructed as a waiver of any other breach of covenant or failure of condition, nor shall lapse of time after breach of covenant or failure of condition by the TENANT before the LANDLORD shall exercise its rights operate to defeat any right of the LANDLORD after the said breach or failure. The receipt by the LANDLORD of rent with knowledge of a breach of the TERMS, covenants or conditions of this Lease to be kept or performed by the TENANT shall not be deemed a waiver of such breach, and the LANDLORD shall not be deemed to have waived any provision of this Lease unless expressed in writing and signed by the LANDLORD.

20. NOTICES. All notices and demands, legal or otherwise, incidental to this Lease or the occupation of the demised premises, shall be in writing. If the LANDLORD or its agent desires to give or serve upon the TENANT any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addresses to the TENANT at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the TENANT to the LANDLORD shall be sent by registered mail or delivered to the LANDLORD at the place as the LANDLORD may from time to time designate in writing.

21. MAINTENANCE BY TENANT. The TENANT will perform all day-to-day janitorial services, maintain and/or replace all equipment, if necessary, and make all necessary repairs to the air conditioning, heating and plumbing, and otherwise maintain the entire interior of the premises occupied, and shall also maintain all exterior doors including all repairs to overhead garage doors and also all glass and window repairs.

22. DISPOSITION OF SECURITY DEPOSIT. It is agreed that in the event TENANT defaults in respect of any of the terms, provisions and conditions of this Lease including, but not limited to, the payment of rent and additional rent incurred by LANDLORD, by reason of TENANT'S default in respect of any of the terms, covenants and conditions of this Lease including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by LANDLORD; that LANDLORD shall apply the security deposit to satisfy such damages or deficiency. In the event that TENANT shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security shall be returned to the TENANT without interest, after the expiration of the Lease and after delivery of entire possession of the demised premises to LANDLORD.

23. KEYS AND LOCKS. TENANT shall furnish LANDLORD with a duplicate key or combination to any additional or substituted lock or changed tumbler for the demised premises. Any change in locks or tumblers shall be at TENANT'S expense.

24. BANKRUPTCY, INSOLVENCY, ASSIGNMENT FOR BENEFIT OF CREDITORS. It is further agreed that if at any time during the term of this Lease the TENANT shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the TENANT, then the LANDLORD may, at its option, terminate this Lease, exercise of such option to be evidence by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the TENANT or the TENANT'S estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the TENANT, of the TENANT'S legal representative.

25. HOLDING OVER BY TENANT. If TENANT or anyone claiming under TENANT shall remain in possession of the Demised Premises or any part thereof after expiration of the term without an agreement in writing between LANDLORD and TENANT with respect thereto, the person remaining in possession shall be deemed a TENANT at sufferance, and, during such holding over, all rents payable under this Lease shall be payable at a rate twice the rate in effect immediately prior to the expiration of the term. In no event, however, shall such holding over be deemed or constructed to constitute an extension or renewal of this Lease. Upon the expiration and termination of this Lease, either by lapse of time or otherwise, the TENANT shall surrender to the LANDLORD the Demised Premises in "broom clean" condition, and in good repair, reasonable wear and tear excepted.

26. EMINENT DOMAIN, CONDEMNATION. If during the term of this Lease or any extension or renewal thereof, all of the leased premises shall be taken for any public or quasi-public use under any law, ordinance, or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective as of the date of the taking of said premises by the condemning authority.

If less than all of the leased premises shall be taken for any public or quasi-public use under any law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, LANDLORD may, at its sole expense, restore and reconstruct the building and other improvements situated on the lease premises, provided the restoration and reconstruction shall make the same reasonably tenantable and suitable for the uses for which the premises are leased. The rent payable hereunder during the unexpired portion of this Lease shall be adjustable equitably. LANDLORD may at its option terminate this lease in lieu of restoring or reconstructing the condemned premises, in which case the rent shall be abated for the unexpired portion of this Lease, effective as of the date of the taking of said premises by the condemning authority.

LANDLORD and TENANT shall each by entitled to receive and retain such separate awards and portions of lump-sum awards as may be allocated to their respective interests in a condemnation proceeding, if any. The termination of this Lease shall not affect the rights of the respective parties to such awards.

27. DELIVERY OF LEASE. No rights are to be conferred upon the TENANT until this Lease has been signed by the LANDLORD, and an executed copy of this Lease has been delivered to the TENANT.

28. LEASE PROVISIONS NOT EXCLUSIVE. The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the LANDLORD would otherwise have by law or in equity.

29. LEASE BINDING ON HEIRS, SUCCESSORS, ETC. All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of TENANT, if an individual, or any guarantor of the TENANT, if such guarantor is an individual, the LANDLORD may, at its option, terminate this Lease by notifying the executor of administrator of the TENANT, if an individual guarantor has died, at the demised premises.

30. CONTINUING OBLIGATIONS OF TENANT. This Lease and the obligation of TENANT to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of TENANT to be performed shall in no way be affected, impaired or excused because LANDLORD is unable to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying and equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision of any governmental agency or by reason by a war, declared or undeclared, or civil insurrection.

31. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your country public health unit.

32. HAZARDOUS SUBSTANCES. TENANT hereby agrees not to discharge or cause to be discharged regulated (hazardous or toxic) substances onto the asphalt or other pavement or grounds surrounding the premises or into storm sewers, sanitary sewer lines, septic tank(s), sinks, or toilets serving the property. Regulated substances (hazardous wastes) are those defined in the (U.S.) Code of Federal, Title 40, Section 261 and commonly found in substances including, but not limited to, the following:

Cutting fluids/oils
Degreasing solvents
Electroplating solutions
Inks, printing, and photocopying chemicals
Paints, primers, thinners, dyes, stains, wood preservatives, varnishing and cleaning compounds

Painting solvents
Pool chemicals
Refrigerants (e.g. "freon", etc.)
Cleaning solvents
Glues, adhesives, and resins
Fuels and additives
Plastic resins, plasticizers and catalysts
Processed dust and particulates (e.g., grindings, etc.)
Poisons
Photo development chemicals
Explosives
Antifreeze and coolants
Stripping compounds
PCB - containing liquids (e.g., older transformer oils)
Arsenic and arsenic compounds
Solders and fluxes
Pesticides and herbicides
Fire extinguishing chemicals containing chlorinated hydrocarbons (e.g, "Halon") Roofing chemicals and sealers
Mercury and mercury compounds
Radioactive materials
Metal finishing solutions
Liquid storage battery contents, strong acids, and bases
Fertilizers
Caulking agents and sealants
Polishes
Medical, pharmaceutical, dental, veterinary and hospital solutions
Laboratory chemicals
Industrial sludges and still bottoms
Hydraulic fluid
Formaldehyde
Casting and foundry chemicals
Brake and transmission fluids

TENANT agrees to hold LANDLORD harmless for violations of any and all violations of Federal, State, County, or municipal environmental regulations attributable to TENANT'S operations whether or not these violations are intentional and/or the result of actions of TENANT'S agents and/or assignees.

LANDLORD reserves the right to terminate this lease should there be sufficient cause to believe that violations of Federal, State, and local environmental regulations have occurred and may be attributable to TENANT and/or his/her agents and/or assignees. TENANT agrees to vacate premises for such cause within thirty (30) days of written notification by LANDLORD to do so. Compliance with such notice shall not absolve TENANT of liabilities associated with violation of environmental laws during his/her tenancy nor shall it affect LANDLORD'S rights to recover damages and any and all costs associated with administrative and legal proceedings, fines, civil or criminal penalties, settlements and environmental restorations (corrective actions) as well as court costs and reasonable attorney's fees.

33. OUTSIDE STORAGE/OUTSIDE VEHICLES. TENANT shall not park any Construction Trailers, Storage Trailers or Trailers of any type on the exterior property. TENANT shall not place for storage inoperable vehicles or do mechanical work on any vehicles in or around the parking areas. TENANT shall be responsible, and held liable, for any damages caused to the parking areas, or driveways, of the leased property by the TENANT or any persons employed by the TENANT. Any inoperable or unlicensed or abandoned vehicle parked for more than 2 days will be towed away from property at owners expense. All other such items left outside for more than 24 hours will be picked up and taken to the dump for disposal. All costs of such removal shall be charged back to the tenant.

34. NO ORAL MODIFICATIONS. This instrument may not be changed orally.

35. RECORDINGS. This Lease shall not be filed for public record.

36. CAPTIONS. All captions used in this Lease are inserted solely as a matter of convenience and shall not be relied upon or used in construing the effect or meaning of the text of this Lease.

37. ATTORNEY'S FEES AND EXPENSES. The LANDLORD and TENANT agree to pay to the prevailing party all attorney's fees and other expenses incurred by the prevailing party to enforce any provisions of this Lease or exercise any right hereunder, at the trial and appellate levels.

38. GOVERNING LAW. This Lease shall be governed, performed, and enforced in accordance with the laws of the State of Florida.

39. EXHIBITS. See attached, if checked _____

40. MODIFICATIONS. If there have been any changes made to the body of this Lease, see attached, if checked. _____

41. ADDITIONAL CLAUSES. If there have been any additional clauses added to this Lease, see attached, if checked. XXXXXX
                                 ------

42. LANDLORD WILL AIR CONDITION ENTIRE WAREHOUSE/OFFICE AND REMOVE CARPET FROM ONE OFFICE AS INDICATED BY TENANT. TENANT WILL PROVIDE HOT WATER HEATER AND SINK TO BE INSTALLED. LRP WILL BILL TENANT FOR PLUMBER AND ELECTRICIAN AS NEEDED FOR INSTALLATION OF EACH. LANDLORD WILL ORDER DOUBLE DOOR AND INSTALL. INSTALLATION OF FLOOR DRAIN PENDING (IF NEEDED)


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

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


Witnesses:                                "LANDLORD"
                                          LEWIS RENTAL PROPERTIES

---------------------------------         --------------------------------------

---------------------------------
                                          "TENANT"
---------------------------------
                                          By /s/ Forster
---------------------------------         --------------------------------------
                                          President IMX

                UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

      FOR VALUE RECEIVED and in consideration for, and as an inducement to LANDLORD making the within Lease with TENANT, _________________________(hereinafter referred to as the "GUARANTOR individually, and if more than one, jointly and severally"), guarantees to LANDLORD the punctual payment by TENANT of the rent and other charges imposed by the Lease, and the performance by TENANT of the rent and other charges imposed by the Lease, an the performance by TENANT of all other terms and conditions of the lease including, without limitation, the rules and regulations of the LANDLORD.

      GUARANTOR shall pay any amount due LANDLORD from the TENANT under the Lease including, without limitation, rent, additional rent, and damages incurred by LANDLORD from the breach of any of the terms and conditions of the Lease to a maximum of a sum equal to one year's rent of the then pertaining rent under the Lease or any renewal term.

WITNESSES:


---------------------------------

                                       BY:
---------------------------------         --------------------------------------

STATE OF FLORIDA
COUNTY OF

      BEFORE ME personally appeared _________________________, to me well known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he/she executed said instrument for the purpose therein expressed.

      WITNESS my hand and official seal, this _____ day of 19___.


                                       -----------------------------------------
                                       Notary Public

My Commission Expires: